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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2003


                              KRAMONT REALTY TRUST
                              --------------------
             (Exact name of Registrant as specified in its charter)


       Maryland                       1-15923                     25-6703702
       --------                       -------                     ----------
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)



         580  West Germantown Pike, Plymouth Meeting, PA              19462
         -----------------------------------------------              -----
            (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (610) 825-7100
                                                           --------------


ITEM 5.     Other Events

            On July 14, 2003, Kramont Realty Trust, a Maryland real estate investment trust (NYSE: KRT) announced that its Chairman of the Board, Norman M. Kranzdorf, has retired effective today. The Board of Trustees (the "Board") passed a resolution that Mr. Kranzdorf will remain as a Trustee and member of the Board through the duration of his existing term. The Board also acted to name Trustee
            H. Irwin Levy to serve in the capacity of acting Chairman of the Board. A press release announcing the foregoing is included with
            Exhibit 99.1 to this Form 8-K.

            Exhibits

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EXHIBIT NO.       DOCUMENT
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
    99.1 Termination Agreement dated as of July 14, 2003 between Kramont Realty Trust and Norman M. Kranzdorf.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          KRAMONT REALTY TRUST
                                          --------------------------------------
                                                     (Registrant)

                                          /s/ Louis P. Meshon, Sr.
July 14, 2003                             --------------------------------------
                                          Louis P. Meshon Sr., President


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